MUFG Americas Holdings Corporation Investor Presentation for the Year Ended December 31, 2018 MUFG Americas Holdings Corporation

Forward-Looking Statements and Non-GAAP Financial Measures This presentation describes activities of MUFG Americas Holdings Corporation and its consolidated subsidiaries (the Company) unless otherwise specified. This presentation should be read in conjunction with the financial statements, notes and other information contained in the Company’s most recent annual report on Form 10-K and Quarterly Reports on Forms 10-Q and in any subsequent filings with the Securities and Exchange Commission (SEC). The following appears in accordance with the Private Securities Litigation Reform Act. This presentation includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include the words “believe,” “expect," “target,” “anticipate,” “intend,” “plan,” “seek,"estimate,” “potential,” “ project,” "forecast," "outlook," or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” "might," or “may.” They may also consist of annualized amounts based on historical interim period results. There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in the Company’s forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict and could have a material adverse effect on the Company’s financial condition, and results of operations or prospects. For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the SEC, including the discussions under “Management’s Discussion & Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Forms 10-Q and in any subsequent filings with the SEC and available on the SEC’s website at www.sec.gov. Any factor described above, in this presentation, or in our SEC reports could, by itself or together with one or more other factors, adversely affect our financial condition, results of operations and prospects. All forward-looking statements contained herein are based on information available at the time of this presentation, and the Company assumes no obligation to update any forward-looking statements. This investor presentation includes additional capital ratios (tangible common equity and Common Equity Tier 1 capital (calculated under the Basel III standardized approach on a fully phased-in basis) to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. Please refer to our separate reconciliation of non-GAAP financial measures in our 10-K for the year ended December 31, 2018. MUFG Americas Holdings Corporation Investor Presentation, 4Q18 2

MUAH is MUFG's Intermediate Holding Company 12/31/18 assets: $130.8bn 12/31/18 assets: $33.8bn 12/31/18 assets: $3.5bn1 The enhanced prudential standards require that all foreign banking organizations with at least $50 billion in assets hold ownership of controlled U.S. subsidiaries through an Intermediate Holding Company (IHC). 1. Net of intercompany eliminations MUFG Americas Holdings Corporation Investor Presentation, 4Q18 3

Core Strategic Subsidiary of Mitsubishi UFJ Financial Group (MUFG)

MUFG Americas Holdings Corporation (**MUAH**) and its principal subsidiaries MUFG Union Bank, N.A. (**MUB**) and MUFG Securities Americas (**MUSA**) are owned by MUFG Bank, Ltd. (formerly The Bank of Tokyo-Mitsubishi UFJ, Ltd.) and Mitsubishi UFJ Financial Group, Inc. (**MUFG**). MUFG Bank, Ltd. is a wholly-owned subsidiary of MUFG.

- One of the largest regional bank holding companies in the United States
- Network of U.S. branches comprised of 343 full-service retail branches, 5 commercial branches and 22 PurePoint financial centers
- Both MUB and MUAH have publicly issued debt securities outstanding



Washington
Oregon
Montana
Idaho
Nevada
Utah
Arizona
Wyoming
Colorado
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Indiana
Michigan
Ohio
Kentucky
Tennessee
Mississippi
Georgia
South Carolina
North Carolina
Virginia
West Virginia
Pennsylvania
New York
New Jersey
Vermont
Maine
MUFG Full Service Retail Branches (343)
MUFG Commercial Branches (5)
PurePoint Financial Centers (22)

Reference Banks' Period-End Assets ($bn) [1,2]



$467
$382
$373
$226
$216
$168
$161
$146
$140
$126
$120
$109
$71
$69
USB
PNC
COF
BBT
STI
MUAH
CFG
FITB
KEY
RF
MTB
HBAN
CMA
ZION

1. Source: SNL Financial as of February 19, 2019
2. 'Reference Banks', referred to throughout this presentation unless otherwise noted, consist of these 13 CCAR-filing public regional banks plus the four largest U.S. money center banks (BAC, C, JPM and WFC) not shown here

Company Profile as of December 31, 2018

	MUAH	MUFG[3]
Headquarters	New York	Tokyo
Main Banking Office	San Francisco	Tokyo
Employees	Approx. 13,250	Approx. 151,550
Total Assets	$168.1 billion	$2,760 billion[4]
Total Loans Held for Investment	$86.5 billion	$979 billion[4]
Total Deposits	$91.0 billion	$1,585 billion[4]
Common Equity Tier 1 risk-based capital ratio (fully-phased in)[5]	13.96%	12.02%

3. As of September 30, 2018; MUFG employees is as of March 30, 2018
4. JPY denominated amounts converted to USD based on an exchange rate of 111 JPY/USD; refer to MUFG's Investor Relations website (http://www.mufg.jp/english/ir/) for additional information
5. MUAH - Non-GAAP financial measure. Refer to our separate reconciliation of non-GAAP financial measures in our 10-K for the year ended December 31, 2018. MUFG - Calculated in accordance with Japanese banking regulations based on information derived from MUFG's consolidated financial statements prepared in accordance with Japanese GAAP, as required by the Japanese Financial Services Agency

MUFG Americas Holdings Corporation Investor Presentation, 4Q18

4

Strong U.S. Franchise


MUFG Americas Holdings Corporation
MUFG Union Bank, N.A.
MUFG Securities Americas Inc.
MUFG
UnionBank
PUREPOINT. FINANCIAL
Corporate and Investment Banking and Global Markets
Serving clients in California and the Pacific Northwest
Direct consumer banking
Broker dealer with Capital Markets, Credit, Rates, Equities and Structured Products offerings

- One of the largest regional bank holding companies in the United States with total assets of $168 billion; subsidiary of MUFG, one of the world's largest financial organizations with $2.8 trillion in assets
- Strong regional network of 343 Union Bank full service retail branches primarily in demographically attractive West Coast market with prominent market share along with 5 commercial branches plus a direct banking division (PurePoint Financial)
  - Deposit franchise reduces reliance on wholesale funding
- Strong local management team with a majority of independent board members – new business plans include key initiatives, such as PurePoint, unsecured consumer lending, and Commercial and Industrial growth plans
- Conservative risk culture with a high quality loan portfolio with strong credit performance – non-performing assets and net charge-offs consistently below peer group
- Strongly capitalized, with Tier 1 risk-based capital ratio of 13.96% (vs. 11.71% reference banks average)
- Strong liquidity position and favorable credit ratings; MUAH, MUB and MUSA carry solid credit ratings and benefit from ownership by MUFG, one of the world's largest financial organizations

1. Reference Banks consist of 13 CCAR-filing public regional banks depicted on slide 4 plus the four largest U.S. money center banks. Reference Banks' average based on reporting through February 19, 2019 (Source: SNL Financial)

MUFG Americas Holdings Corporation Investor Presentation, 4Q18

5

MUFG's Journey in the Americas We serve our corporate and investment banking Integration clients under the MUFG of U.S. Banking Brand; our consumer, Corporate and Investment Operations wealth, and commercial MUFG builds global banking formed under MUFG banking clients under the network of overseas Americas Union Bank brand; Union Bank, formerly bases comparable to Union Bank becomes Holdings Corp. and our direct banking known as Bank of major banks of wholly owned subsidiary of (MUAH)/MUFG Stephen Cummings is named business under PurePoint California, is formed Europe and U.S. MUFG Union Bank CEO for the Americas brand 1864 1970s 2008 2014 2015 2017 Today 1880 1988 2010 - 2013 2016 2019 MUFG, formerly known MUFG acquires Acquired: Formation of MUAH as Intermediate Acquired Intrepid as Yokohama Specie Union Bank • Tamalpais Bancorp (2010) Regional Bank Holding Company Investment Bankers Bank, Bank of Tokyo, is ~$600 million assets under Single Consolidates MUFG U.S. formed Leadership Subsidiaries, including Announced • Frontier Bank (2010) MUFG Securities Americas acquisition of Trade ~$3 billion assets (EPS Implementation) Payable Services (TPS), a leading • Pacific Capital Bancorp (2012) supply chain finance ~$6 billion assets platform, from GE Capital • Smartstreet (2012) ~$1 billion assets • First Bank (2013) ~$550 million assets • PB Capital (2013) ~$3.5 billion assets MUFG Americas Holdings Corporation Investor Presentation, 4Q18 6

Business Model for Four Key Segments

Branding

Regional Bank

UnionBank PUREPOINT. FINANCIAL

Coverage

Five Main Divisions: Consumer Banking, Wealth Markets, Commercial Banking, Real Estate Industries and PurePoint Financial

Customer Segments:
Consumer: West Coast individuals, including high net worth (loans, deposit and investments)

PurePoint: national platform offering savings accounts and CD products online with services provided through a call center and a network of 22 financial centers in mass affluent markets in New York, Florida, Illinois, and Texas

Commercial: Institutional clients and businesses with annual revenues up to $1 billion (loans, deposits and Transaction Banking Products), primarily to West Coast corporate customers, and real estate loans and Transaction Banking Products to professional real estate investors and developers nationwide

U.S. Wholesale & Investment Banking

MUFG

- **Industries:** Industry-focused strategy consisting of dedicated coverage teams offering full suite of MUAH products and services to large and mid-corporates:
  - General Industries
  - Power and Utilities
  - Oil and Gas
  - Telecom and Media
  - Technology
  - Healthcare and Nonprofit
  - Public Finance
  - Financial Institutions (predominantly Insurance and Asset Managers)
- **Products: credit products** include general corporate credit and structured credit services including project finance, leasing and equipment finance, commercial finance, funds finance, and securitizations and **non-credit products** and services include global treasury management, capital market solutions, and various foreign exchange, interest rate risk and commodity risk management products

Products

Transaction Banking

- Automated Clearing House
- Cash Management
- Commercial Card
- Demand Deposit Account
- Institutional Trust and Global Custody
- Money Market Demand Account
- Payables / Receivables
- Treasury Management
- Trade Finance

MUFG Securities Americas (MUSA)

- Capital Markets
- Collateralized Financings
- Domestic and Foreign Debt and Equity Securities Transactions
- Private Placements
- Sales & Trading
- Securities Borrowed and Loaned
- Securitization

MUFG Americas Holdings Corporation Investor Presentation, 4Q18

7

MUFG Americas Holdings Corporation - Strategic Plan

Strongly Aligned

I. Global Priorities

- Customer and Business Driven Approach
- Digital Transformation
- Productivity Improvements
- MUFG Group Reorganization

II. Vision for MUFG Americas

Returns Focus & Sustainable Growth

Closing Gaps To Our Cost of Capital

Seamless & Efficient Delivery of Solutions Across Legal Entities and Our Regions

Strengthen Risk Management Compliance & Controls

III. Americas Strategic Imperatives

- Profitability --- Capital & Liquidity Optimization
- Deepening Customer Relationships --- Fee Revenues
- Target (Balanced) Business Mix
- Scale --- Customer Acquisition

- Expense Management --- Efficiency
- Risk Appetite Optimization
- Strong Foundation & Infrastructure

\- Top Strategic Initiatives Prioritized -

MUFG Americas Holdings Corporation Investor Presentation, 4Q18

8

Key Initiatives Initiatives to Improve Revenues Launched 22 financial centers; scale USD deposit balance PurePoint Direct Banking Mortgage Servicing Enhance non-interest income from servicing business by MSR purchases Rights (MSR) Commercial Deepen customer relationships and expand product suite, including originate to distribute model and equity and Industrial margin lending (C&I) Initiatives to Improve Efficiency Resource & location Redistribute part of workforce to a lower cost location and strong labor supply (Phoenix, AZ) strategy IT services Create a technology platform that is resilient, flexible, and agile; improve service model by transformation process re-engineering & cost reduction MUFG Americas Holdings Corporation Investor Presentation, 4Q18 9

2018 MUAH Results For the Years Ended December 31, December 31, (Dollars in millions) 2018 2017 Results of operations: Net interest income $ 3,307 $ 3,204 Noninterest income 2,177 2,010 Total revenue 5,484 5,214 Noninterest expense 4,277 3,984 Pre-tax, pre-provision income 1 1,207 1,230 (Reversal of) provision for credit losses 106 (103) Income before income taxes and including noncontrolling interests 1,101 1,333 Income tax expense (benefit) 52 299 Net income including noncontrolling interests 1,049 1,034 Deduct: Net (income) loss from noncontrolling interests 24 43 Net income attributable to MUAH $ 1,073 $ 1,077 Compared to the previous year, net income decreased by $4 million. Compared with the fourth quarter of 2017, net income decreased by $(64) million. • Net income was $1.1 billion in 2018, a decrease of $4 million from 2017, which was primarily due to a higher provision for credit losses, higher salaries and benefits expense and losses on certain renewable energy investments of $164 million as a result of the Tax Cuts and Job Act (TCJA) • Decreases in net income were offset by higher net interest income from an increase in earning assets, higher fees from affiliates, and lower tax expense as a result of the TCJA • Provision for credit losses was $106 million in 2018 primarily due to the impact of specific reserves for credit losses on impaired loans compared with a reversal of $103 million in 2017 which reflected a general improvement in portfolio credit quality and composition 1. Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle MUFG Americas Holdings Corporation Investor Presentation, 4Q18 10

MUAH Balance Sheet and Profitability Highlights as of Period End

(Dollars in millions)	As of Period End December 31, 2018	September 30, 2018	December 31, 2017
Balance sheet (end of period)			
Total assets	$ 168,100	$ 161,036	$ 154,550
Total loans held for investment	86,507	83,653	80,014
Total securities	27,215	28,397	27,448
Securities borrowed or purchased under repo	22,368	21,265	20,894
Trading account assets	11,213	11,213	10,567
Total deposits	90,979	87,811	84,787
Securities loaned or sold under repo	27,285	27,032	26,437
Long-term debt	17,918	12,796	12,162
Trading account liabilities	4,027	4,029	3,600
MUAH stockholders' equity	16,508	18,742	18,255
Performance ratios			
Net interest margin [1,2]	2.26%	2.30%	2.33%
Return on average assets [1]	0.67	0.68	0.71
Return on average MUAH stockholders'	5.83	5.92	6.01
Return on tangible common equity [1,4]	7.35	7.47	7.57
Efficiency ratio [3]	77.98	78.93	76.42

Compared to the previous year:

- Total assets increased $13.5 billion driven by increased loans held for investment of $6.5 billion, securities borrowed or purchased under repo of $1.5 billion, and cash and cash equivalents of $4.9 billion.
- Loans held for investment increased primarily due to growth in the residential mortgage portfolio.
- Total deposits increased $6.2 billion substantially due to time deposits related to Consumer Banking and PurePoint.

1. Annualized
2. Net interest margin is presented on a taxable-equivalent basis using the federal statutory tax rates of 21% and 35% for 2018 and 2017, respectively
3. The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income)
4. Non-GAAP financial measure. Refer to our separate reconciliation of non-GAAP financial measures in our 10-K for the year ended December 31, 2018

MUFG Americas Holdings Corporation Investor Presentation, 4Q18

11

Earning Asset Mix MUB's loan portfolio is primarily residential mortgage and commercial; MUSA contributes trading and securities financing assets. Earning Asset Mix 1 Loan Portfolio Composition 2 Trading Assets & Home Equity & Other Other: 8.5% Consumer 5.7% Securities Purchased under Repo and Securities Borrowed: 13.9% Commercial & Cash and Industrial 28.8% equivalents: Residential Mortgage 2.7% 44.4% Loans: 56.2% Securities: 18.6% Commercial Mortgage 17.7% Lease Financing 1.4% Construction 1.9% 1. Average balance for the year ended December 31, 2018. May not total 100% due to rounding 2. Period-end total loans held for investment, including all nonperforming loans and purchased credit-impaired loans. May not total 100% due to rounding MUFG Americas Holdings Corporation Investor Presentation, 4Q18 12

Commercial Loan Portfolio Commercial loan balance remains stable in 4Q2018 after recent declines in loan balances; net charge-offs continue to illustrate strong credit quality Commercial and Corporate Loan Portfolio Period-end Loan Balances and Net Charge-offs (Recoveries) ($mm) MUFG Americas Holdings Corporation Investor Presentation, 4Q18 13

Commercial Real Estate Overview

Largely secured, California-focused commercial real estate-purposed loans[1] with strong credit performance

Q4 2018 Property Type Breakdown



Unsecured: 6.6%
Other: 13.8%
Multi-Family: 35.9%
Industrial: 11.8%
Secured 93%
Retail: 15.5%
Office: 16.5%

Q4 2018 Geographic Distribution[2]



Other: 13.6%
Los Angeles: 20.4%
Oregon: 2.1%
Ilinois: 3.7%
Washington: 7.6%
Orange: 8.9%
California 65%
New York: 7.8%
San Diego: 10.6%
Santa Clara: 4.6%
Other: 15.4%
Alameda: 3.0%
San Bernadino: 2.3%

Commercial Real Estate Statistics

($ MM)	September 30, 2018	December 31, 2017	December 31, 2018
Commitments	**$ 21,539**	**$ 21,141**	**$ 22,315**
Commercial and Industrial	3,720	3,540	3,878
Commercial Mortgage	15,218	14,529	15,594
Construction	2,602	3,071	2,843
Outstandings	**18,193**	**17,714**	**18,527**
Commercial and Industrial	1,703	1,645	1,580
Commercial Mortgage	15,010	14,294	15,334
Construction	1,480	1,775	1,613
Nonperforming Loans	**12**	**21**	**12**

1. Commercial real estate-purposed loans are comprised of commercial mortgage loans, construction loans and C&I loans to borrowers with real estate-exposed businesses. Does not include CMBS in the investment or trading portfolios
2. Excludes loans not secured by real estate; subsets of California reported by Metropolitan Statistical Area (MSA); may not add to 100% due to rounding

MUFG Americas Holdings Corporation Investor Presentation, 4Q18 14

Consumer Loan Portfolio Consumer portfolio continues to exhibit strong credit quality Residential Mortgage Loan Portfolio Home Equity & Other Consumer Portfolio1 Period-end Loan Balances and Net Charge-offs ($mm) Period-end Loan Balances and Net Charge-offs ($mm) $37,552 $38,059 $38,439 $35,643 $36,660 $2 $1 $1 $0 $0 4Q17 1Q18 2Q18 3Q18 4Q18 Net Charge-offs Residential Mortgage 1. Quarterly balances may not total due to rounding MUFG Americas Holdings Corporation Investor Presentation, 4Q18 15

Consumer Loans Performed Well Through the Crisis

Residential Mortgage Performance Trends
(30 days Past Due + in Foreclosure) [3]



40.0%
30.0%
20.0%
10.0%
0.0%
4Q09
4Q10
4Q11
4Q12
4Q13
4Q14
4Q15
4Q16
4Q17
4Q18
MUAH
MBA-CA Conventional
National Conventional
MBA-CA Conventional ARM

Home Equity and Other Consumer Total Delinquency (30 Days + Past Due) [3,4]



5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4Q09
4Q10
4Q11
4Q12
4Q13
4Q14
4Q15
4Q16
4Q17
4Q18
MUAH
National (SA)
CA HE 30+ (NSA)

Residential Mortgage Portfolio as of December 31, 2018:

- 36% interest-only (non-amortizing)
  - 65% weighted average LTV[1] for the I/O portfolio
- No subprime programs or option ARM loans
- Low delinquency rate due to focus on prime loans, high FICO scores, and low LTVs
- 82% of the consumer portfolio has a refreshed FICO score of 720 and above[2]
- 96% has an LTV less than or equal to 80%

1. At origination
2. Excluding loans serviced by third-party service providers and loans covered by FDIC loss share agreements, includes PCI loans
3. Data Source: Consumer Lending Monthly Summary and Key Statistics; Source: Residential – Mortgage Bankers Association, Home Equity-American Bankers Association
4. National (SA) is seasonally adjusted American Bankers Association data; Benchmark metrics are reported on a one quarter lag

MUFG Americas Holdings Corporation Investor Presentation, 4Q18

16

Asset Quality Trends

Nonperforming Assets / Total Loans[1]



2.0%
1.0%
0.0%
1.47%
1.15%
1.07%
1.10%
1.08%
0.58%
0.43%
0.49%
0.49%
0.49%
4Q17
1Q18
2Q18
3Q18
4Q18
MUAH
Reference Banks' Average 2

Net Charge-offs (Recoveries) / Average Loans[1,3]



1.0%
0.5%
0.0%
-0.5%
0.48%
0.44%
0.39%
0.41%
0.44%
0.01%
0.05%
0.04%
0.03%
0.31%
4Q17
1Q18
2Q18
3Q18
4Q18
MUAH
Reference Banks' Average 2

Criticized[4] & Nonaccrual Loans / Total Loans



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1.95%
1.94%
1.82%
1.82%
1.46%
0.58%
0.43%
0.49%
0.49%
0.49%
4Q17
1Q18
2Q18
3Q18
4Q18
Criticized Percent of Total Loans Held For Investment
Nonaccrual Loans % Of Total Loans Held For Investment

Nonperforming Assets by Loan Type ($mm)



$500
$400
$300
$200
$100
$0
22
104
20
319
0.30%
22
102
15
211
0.22%
23
100
11
270
0.25%
20
111
12
268
0.26%
19
121
12
269
0.25%
4Q17
1Q18
2Q18
3Q18
4Q18
Commercial & Industrial
Commercial Mortgage
Residential Mortgage
Home Equity and Other Consumer
Other (OREO)
NPA / Total Assets

1. Source: SNL Financial and company reports
2. Reference Banks consist of 13 CCAR-filing public regional banks depicted on slide 4 plus the four largest U.S. money center banks. Reference Banks' average based on reporting through February 19, 2019 (Source: SNL Financial)
3. Annualized ratio
4. Criticized loans held for investment reflect loans in the commercial portfolio segment that are monitored for credit quality based on regulatory ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status

MUFG Americas Holdings Corporation Investor Presentation, 4Q18

17

Deposit Trends

Average deposit balances have been steady over the last year

Average Quarterly Deposit Breakdown ($ billions)[3]



84
33
6
9
36
2Q18
86
32
8
9
37
3Q18
91
33
11
10
37
4Q18
Transaction & Money Market
Savings
Time
Noninterest Bearing

Major Deposit Share in Key California Locations[1,2]

Metropolitan Statistical Area (MSA) / State	Rank	Share (%)
Santa Maria-Santa Barbara, CA	2	16.47
San Diego-Carlsbad, CA	4	12.42
Los Angeles-Long Beach-Anaheim, CA	4	8.15
Fresno, CA	4	7.54
Oxnard-Thousand Oaks-Ventura, CA	5	5.7
Salinas, CA	5	8.8
Riverside-San Bernardino-Ontario, CA	6	4.0
Sacramento--Roseville--Arden-Arcade, CA	5	4.4
San Francisco-Oakland-Hayward, CA	7	2.45
Seattle-Tacoma-Bellevue, WA	10	1.79
San Jose-Sunnyvale-Santa Clara, CA	10	2.17
Overall California	**4**	**5.64**
Overall Washington	**13**	**1.28**

Cost of Deposits, excl. CDs[4]



MUAH
Big 4
Core
Regionals
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%

1. Source: SNL Financial as of September 30, 2018; updated annually
2. The above balances do not include PurePoint deposits which are primarily placed with customers outside MUB's West Coast markets
3. Average quarterly balances may not total due to rounding
4. Source SNL Financial as of September 30, 2018. Big 4 Peers are JPMorgan, Bank of America, Citigroup and Wells Fargo. Core Peers are BB&T, SunTrust, Fifth Third, Regions, KeyCorp, M&T, Huntington, Citizens and Comerica. Regional Peers are US Bancorp and PNC.

MUFG Americas Holdings Corporation Investor Presentation, 4Q18

18

Direct Banking Division: PurePoint Financial

Initiative Summary

- PurePoint Financial, a direct banking division of MUFG Union Bank, N.A., is a hybrid digital bank aimed at committed savers
- PurePoint offers savings accounts and certificates of deposit (CDs), combining the convenience of online banking with in person client service at PurePoint Financial Centers
- This model enables PurePoint to deliver competitive rates and an exceptional client experience the way clients want to bank - online, over the phone or in person
- As of 12/31/18, PurePoint deposits were $5.8 billion, up from $3.0 billion at 12/31/17
- Continue to optimize efficient deployment of marketing acquisition strategy and low-cost, scalable servicing model
- 22 Financial Centers across Dallas, Houston, Chicago, Miami, Tampa, and New York are open

PUREPOINT® FINANCIAL


Chicago (4)
New York (3)
Current MUFG Union Bank Branch Footprint
Texas
• Dallas (3)
• Houston (4)
Florida
• Miami (5)
• Tampa (3)
MUFG, Union Bank branch network
PurePoint Financial Center Market

MUFG Americas Holdings Corporation Investor Presentation, 4Q18

19

MUAH Funding Strategy – Key sources of funding consist of customer deposits ($91 billion as of 12/31/2018), supplemented by wholesale funding ($27 billion as of 12/31/2018) ▪ PurePoint generated deposits of $5.8 billion as of 12/31/2018 – Wholesale funding mix is diversified, consisting primarily of term funding and Federal Home Loan Bank of San Francisco. Funding channels also include Commercial Paper, brokered deposits and borrowings from MUFG ▪ Term funding mix remained comparable to prior quarters following Total Loss Absorbing Capacity debt issuance to MUFG Bank ▪ Close coordination with MUFG on debt capital markets issuances Deposit Trends: 12/31/2017-12/31/2018 (Avg. Year End Balance) Wholesale Funding Portfolio Mix: 12/31/2018 $86.4B $86.5B 100% FHLB - Short Term FHLB - Long Term 90% Long Term Debt Other Short-Term Debt 80% 39.5% 38.0% 5.4% 70% Transaction & 60% MMA 6.3% 8.8% Saving Deposits 28.7% 50% 8.9% 10.5% 32.4% 40% Time Deposits 30% Noninterest Bearing Deposits 45.3% 42.7% 20% 33.5% 10% 0% 12/31/17 12/31/18 MUFG Americas Holdings Corporation Investor Presentation, 4Q18 20

MUAH Unsecured Long-Term Debt Outstanding and Maturity Schedule1 As of December 31, 2018 Long-Term Debt Redemption Schedule - Next 10 Years 1. Excludes nonrecourse debt, junior subordinated debt, FHLB Loans and capital leases MUFG Americas Holdings Corporation Investor Presentation, 4Q18 21

Internal TLAC1 as of December 31, 2018 MUAH has sufficient aggregate capital and debt to comply with TLAC requirements TLAC requirements for MUAH due to MUFG's status as a single point of entry G-SIB are: • 18.5% of RWA overall Internal TLAC requirement; minimum 6% must be issued as eligible long-term debt • Internal TLAC must be issued by MUAH to a foreign affiliate (MUFG Bank); internal TLAC instruments may not be issued to third party investors • TLAC-eligible long-term debt contains a contractual conversion ("bail-in") trigger while remaining external debt will not • Clean Holding Company requirements limit MUAH's external liabilities including debt, derivatives and guarantees • Achieved compliance by December 31, 2018 MUFG is expected to be the external TLAC issuing entity for the global organization Note: MUAH continues to evaluate the impact of the NPR issued in April 2018 by the Federal Reserve and OCC which is intended to recalibrate the enhanced supplementary leverage ratio 1. "Total Loss-Absorbing Capacity, Long-Term Debt, and Clean Holding Company Requirements for Systemically Important U.S. Bank Holding Companies and Intermediate Holding Companies of Systemically Important Foreign Banking Organizations," Federal Register Vol. 82, No. 14, January 24, 2017; does not include FHLB balances MUFG Americas Holdings Corporation Investor Presentation, 4Q18 22

Liquidity Profile MUB MUAH Deposit franchise reduces reliance on wholesale funding Holding company maintains liquidity to meet expected Substantial available liquidity includes: obligations for at least 20 months without access to funding • Excess Reserves1: $6.3 billion MUAH consolidated is compliant with modified LCR • Unpledged securities: $24.0 billion Double leverage ratio is 108%2 • Unused FHLB capacity: $15.8 billion MUB's Investment Portfolio, Carrying Value3 ($ billions) MUAH Consolidated Funding Sources ($ billions) Medium- and Long-term Debt: U.S. $17.9 Treasury Commercial Paper and Other Short-term Borrowings: $9.3 Agency $1.4 $0.9 RMBS $1.2 Agency CMBS $16.4 $1.5 Securities Loaned or Sold Under Repo: $27.3 RMBS $2.1 Deposits: $91.0 CMBS CLO $4.1 Other 1. Interest bearing deposits in banks 2. Source: MUAH FR Y-9LP as of December 31, 2018; defined as the Total Equity Investment in Subsidiaries divided by Total Equity. Management believes that this is a useful measure because it enables investors and others to assess the extent to which the Company is using debt to fund its equity investment in its subsidiaries 3. Amortized Cost / Carrying Amount reflects amortized cost except for balances transferred from AFS to HTM. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer MUFG Americas Holdings Corporation Investor Presentation, 4Q18 23

Securities Financing Portfolio Securities Financing Maturity Profile Securities financing activity largely conducted through MUSA 25,000 $20,760 Securities financing portfolio is primarily 20,000 collateralized by high quality, liquid assets ) $13,894 s 15,000 n $12,616 o • Approximately 89% is collateralized by i l l i M ( $9,072 U.S. Treasuries and Agency MBS and $ 10,000 $8,165 $5,180 11% is backed by equities, credit and 5,000 $2,843 other $335 0 1 Robust risk management framework O/N and Continuous 2-30 days 31-90 days > 90 days governs secured financing profile including Assets Liabilities guidelines and limits for tenor gaps, Assets Liabilities counterparty concentration and stressed 2.5% 3.1% liquidity outflows 2.3% 3.1% 5.7% 5.2% U.S. Treasury Agency MBS 40.3% 47.8% Corporate Bonds Municipal and Other 41.1% Equities 48.9% 1. Includes continuous maturities which include open trades and term evergreen transactions that are primarily used to fund inventory MUFG Americas Holdings Corporation Investor Presentation, 4Q18 24

Net Interest Margin Impacted by Low Rate Environment Net Interest Income & Margin ($mm) Earning Assets ($bn) $825 $825 $832 $825 $151 $799 $145 $144 $146 $146 $5 $4 $3 $4 $4 13 2.33% 2.32% 2.28% 2.27% 13 2.19% 11 12 13 21 22 21 20 20 28 28 27 27 27 80 81 82 83 85 1 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 2 Loans Securities 1 Net Interest Margin Net Interest Income Securities Purchased under Repo and Borrowed Trading Assets & Other Cash and Equivalents 1. Net interest margin is presented on a taxable-equivalent basis using the federal statutory tax rates of 21% and 35% for 2018 and 2017, respectively 2. Total loans held for investment MUFG Americas Holdings Corporation Investor Presentation, 4Q18 25

Interest Rate Risk Management of Exposures Other Than Trading Net Interest Income (NII) Sensitivity ($mm) +200 bps 12-month horizon Gradual parallel yield curve shift over -100 bps MUFG Americas Holdings Corporation Investor Presentation, 4Q18 26

Strong and High Quality Capital Base MUAH's capital ratios exceed the average of the Reference Banks1 Reference Banks' MUAH Capital Ratios Average1 December 31, December 31, September 30, Capital ratios: 2018 2018 2018 Regulatory: Common Equity Tier 1 risk-based capital ratio 10.57% 13.96% 16.58% Tier 1 risk-based capital ratio 11.71 13.96 16.58 Total risk-based capital ratio 13.76 14.60 17.54 Tier 1 leverage ratio 9.56 8.77 10.38 Other: Tangible common equity ratio2 8.19 7.89 9.65 Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully N/A 13.96 16.58 phased-in)2 MUAH reports its regulatory capital ratios under the standardized approach of the U.S. Basel III rules, with certain provisions subject to phase-in periods. 1. Reference Banks consist of 13 CCAR-filing public regional banks depicted on slide 4 plus the four largest U.S. money center banks. Reference Banks’ average based on reporting through February 19, 2019 (Source: SNL Financial) 2. Non-GAAP financial measures. Refer to our separate reconciliation of non-GAAP financial measures in our 10-K for the year ended December 31, 2018 MUFG Americas Holdings Corporation Investor Presentation, 4Q18 27

MUAH's Capital, Asset Quality and Ratings Compare Favorably

Common Equity Tier 1 (Basel 3) Ratio[1]



20%
18%
16%
14%
12%
10%
8%
6%
13.96%
10.57%
4Q18
MUAH
Reference Banks' Average

Net Charge-offs / Average Loans[1,2]



0.6%
0.4%
0.2%
0.0%
0.31%
0.44%
4Q18
MUAH
Reference Banks' Average

Nonperforming Assets / Total Loans[1,4]



1.8%
1.5%
1.2%
0.9%
0.6%
0.3%
0.0%
0.49%
1.08%
4Q18
MUAH
Reference Banks' Average

Reference Banks' Credit Ratings[1,3]

	Holding Company Ratings			Bank Ratings		
Long-term ratings	S&P	Moody's	Fitch	S&P	Moody's	Fitch
U.S. Bancorp	A+	A1	AA-	AA-	A1	AA-
Wells Fargo & Company	A-	A2	A+	A+	Aa2	AA-
MUAH	A-	A2	A	A	A2	A
BB&T Corporation	A-	A2	A+	A	A1	A+
JPMorgan Chase & Co.	A-	A2	AA-	A+	Aa2	AA
PNC Financial Services	A-	A3	A+	A	A2	A+
M&T Bank	A-	A3	A	A	A3	A
Bank of America Corp.	A-	A3	A+	A+	Aa3	AA-
Comerica	BBB+	A3	A	A-	A3	A
Fifth Third Bancorp	BBB+	Baa1	A-	A-	A3	A-
Citigroup Inc.	BBB+	Baa1	A	A+	A1	A+
KeyCorp	BBB+	Baa1	A-	A-	A3	A-
SunTrust Banks	BBB+	Baa1	A-	A-	Baa1	A-
Citizens Financial Group	BBB+	NR	BBB+	A-	Baa1	BBB+
Huntington	BBB+	Baa1	A-	A-	A3	A-
Capital One Financial Corp.	BBB	Baa1	A-	BBB+	Baa1	A-
Regions Financial Corp.	BBB+	Baa2	BBB+	A-	Baa2	BBB+
Zions Bancorporation[5]	BBB+	Baa3	BBB	BBB+	Baa3	BBB

1. Reference Banks consist of the 13 CCAR-filing public regional banks depicted on slide 4 plus the four largest U.S. money center banks. Reference Banks' average based on reporting through February 19, 2019 (Source: SNL Financial)
2. Annualized
3. Ratings as of December 31, 2018
4. Total Loans include Total Loans Held for Investment and OREO
5. Zions Bancorporation, N.A. completed the merger of its holding company, Zions Bancorporation, with and into the operating banking entity, effective September 30, 2018

MUFG Americas Holdings Corporation Investor Presentation, 4Q18
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Key MUFG Group Credit Ratings

		MUFG Union Bank, N.A.		MUFG Securities Americas Inc.	MUFG Americas Holdings Corporation	MUFG Bank, Ltd.	Mitsubishi UFJ Financial Group, Inc.
		Deposits	Senior Debt	Senior Debt	Senior Debt	Senior Debt	Senior Debt
Moody's	Long-Term	Aa2	A2	—	A2	A1	A1
	Short-Term	P-1	P-1	—	—	P-1	P-1
Standard & Poor's	Long-Term	—	A*	A*	A-*	A*	A-*
	Short-Term	—	A-1	A-1	A-2	A-1	—
Fitch	Long-Term	A+	A	A	A	A	A
	Short-Term	F1	F1	F1	F1	F1	F1

- means not rated
* outlook is positive

For all three rating agencies, strong capital and conservative asset quality offset MUAH's low profitability and a higher level of wholesale funding relative to peers.

- On October 4, 2018, Moody's did an update to MUAH's credit opinion; MUAH and MUB's ratings and outlook remain unchanged.
- On September 27, 2018, Fitch affirmed MUB, MUAH and MUSA's ratings. The outlook remains stable.
- On April 16, 2018, S&P revised MUAH and MUB's outlook to positive from stable. The change in outlook is followed by S&P's revision to the MUFG Group's outlook to positive from stable which was a result of S&P revising the outlook on Japan's long-term sovereign rating as a result of healthier economic prospects to positive from stable.

MUFG Americas Holdings Corporation Investor Presentation, 4Q18

29

2018 CCAR and 2018 Mid-Cycle DFAST Results

The Federal Reserve did not object to MUAH's 2018 Annual Capital Plan and proposed capital actions

In October 2018, MUAH submitted its Mid-Cycle DFAST results to the Federal Reserve

The Mid-Cycle DFAST stress test results demonstrate MUAH's capital cushion in excess of regulatory minimums

- The 2018 BHC Severely Adverse scenario is characterized by a growing U.S. deficit, U.S. corporate debt defaults, and technology sector weakness

2018 Mid-Cycle BHC Severely Adverse Scenario Results

MUAH Actual and Projected Capital Ratios Using Dodd-Frank Capital Actions

	Actual June 30, 2018	Stressed Capital Ratios		Regulatory Post-Stress Minimums[2]
		September 30, 2020	Minimum[1]	
Common Equity Tier 1 Capital Ratio	16.2%	13.1%	13.1%	4.5%
Tier 1 Risk-based Capital Ratio	16.2%	13.1%	13.1%	6.0%
Total Risk-based Capital Ratio	17.1%	14.6%	14.6%	8.0%
Tier 1 Leverage Ratio	10.3%	7.7%	7.7%	4.0%

MUAH Actual and Projected Risk-Weighted Assets (RWA)

($ in billions)	Actual – June 30, 2018	Projected – September 30, 2020
Risk-Weighted Assets (Standardized)	$99.4	$92.4

[1] Represents minimum projected capital ratio from 3Q18 through 3Q20

[2] Minimum post-stress regulatory ratios as defined in the Comprehensive Capital Analysis and Review 2018 Summary Instructions for LISCC and Large and Complex Firms, February 1, 2018

MUFG Americas Holdings Corporation Investor Presentation, 4Q18

30

Conclusion MUAH, MUB and MUSA carry solid credit ratings and benefit from ownership by MUFG, one of the world’s largest financial organizations Strong local management team with a majority of independent board members Solid balance sheet with high-quality capital base and strong liquidity Conservative risk culture resulting in a high quality loan portfolio with historically strong credit performance There are many risks facing the banking industry and MUAH; please refer to Item 1A., Risk Factors, in our 2018 Form 10-K Contacts Alan Gulick Marcy Morita Managing Director Director 425-423-7317 415-273-2452 alan.gulick@unionbank.com marcy.morita@unionbank.com MUFG Americas Holdings Corporation Investor Presentation, 4Q18 31

Appendix 32

Reconciliation of Non - GAAP Measures - Adjusted Efficiency Ratio

	As of Period End									
(Dollars in millions)	December 31, 2018		September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017	
Noninterest expense (a)	$	1,051	$	1,059	$	1,083	$	1,084	$	1,039
Less: Costs associated with services provided to MUFG Bank, Ltd. branches in the U.S.		235		270		255		241		196
Noninterest expense, as adjusted (b)	$	816	$	789	$	828	$	843	$	843
Total revenue (c)	$	1,398	$	1,458	$	1,421	$	1,207	$	1,317
Less: Fees from affiliates for services provided to MUFG Bank, Ltd.'s branches in the U.S.		303		292		278		256		210
Less: Impact of TCJA		—		—		—		(164)		(24)
Total revenue, as adjusted (d)	$	1,095	$	1,166	$	1,143	$	1,115	$	1,131
Efficiency ratio (a)/(c)		75.20%		72.59%		76.18%		89.84%		78.95%
Adjusted efficiency ratio (b)/(d)		74.55%		67.61%		72.39%		75.64%		74.60%

The adjusted efficiency ratio is a non-GAAP financial measure. Management believes adjusting the efficiency ratio for the fees and costs associated with the provision of services to MUFG Bank, Ltd. branches in the U.S. enhances the comparability of MUAH's efficiency ratio when compared with other financial institutions. Management believes adjusting revenue for the impact of the TCJA enhances comparability between periods.

MUFG Americas Holdings Corporation Investor Presentation, 4Q18

33